For Period ended 05/31/2010                    Series 13,14,15,19,20,21
File Number 811-7852


Sub-Item 77Q3:     Exhibits
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Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the following are additional sub-custodians for the series, listed above:


Sub-custodian:	UniCredit Bank Czech Republic a.s.
Foreign Country:	Czech Republic
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	BNP Paribas Securities Services, S.A.
Foreign Country:	Portugal
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	UniCredit Bank Slovakia a.s.
Foreign Country:	Slovak Republic
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	Standard Chartered Bank (Taiwan) Limited
Foreign Country:	Taiwan ROC
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	Barclays Bank of Uganda Limited
Foreign Country:	Uganda
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	ING Bank Ukraine
Foreign Country:	Ukraine
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	HSBC Bank Middle East Limited
Foreign Country:	United Arab Emirates Dubai Financial Market
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	HSBC Bank Middle East Limited
Foreign Country:	United Arab Emirate Dubai Intl Financial Center
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	HSBC Bank Middle East Limited
Foreign Country:	United Arab Emirates Abu Dhabi
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	State Street Bank and Trust Co., UK Branch
Foreign Country:	United Kingdom
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	Banco Itau Uruguay S.A.
Foreign Country:	Uruguay
Type of Custody:	Foreign Custodian Rule 17f-5



Sub-custodian:	Citibank, N.A.
Foreign Country:	Venezuela
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	HSBC Bank (Vietnam) Limited
Foreign Country:	Vietnam
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	Barclays Bank of Zambia Plc.
Foreign Country:	Zambia
Type of Custody:	Foreign Custodian Rule 17f-5

Sub-custodian:	Barclays Bank of Zimbabwe Limited
Foreign Country:	Zimbabwe
Type of Custody:	Foreign Custodian Rule 17f-5